TIAA-CREF INSTITUTIONAL MUTUAL FUNDS RETIREMENT CLASS SUPPLEMENT NO. 3 dated September 1, 2006 to the Prospectus dated February 1, 2006

The following information pertains to the Retirement Class of the International Equity Fund.

Recently, Teachers Advisors, Inc. (“Advisors”) discovered a misallocation of income and net capital gains between share classes of the International Equity Fund. Accordingly, we are providing you with updated performance information concerning the Retirement Class of the International Equity Fund that shows what the performance of that Class would have been had the misallocation of income and net capital gains not occurred. Shareholders of record on or before May 25, 2006 who were negatively impacted by the misallocation by more than $10 will be made whole through direct payments by Advisors.

Insert the following immediately below the Bar Chart of the International Equity Fund shown on Page 21 of the Prospectus:

For the calendar years of 2003, 2004 and 2005 shown in the bar chart, the performance of the Retirement Class of the International Equity Fund was impacted negatively because of a misallocation of income and net capital gains among the classes of the Fund. Had the misallocation not occurred, the total returns of the Retirement Class during 2003, 2004 and 2005 would have been 40.62%, 17.37% and 14.26%, respectively, and the best quarterly returns of this Class during these periods would have been 18.26% for the quarter ended December 31, 2003 and the worst quarterly returns for this Class during these periods would have been –7.53% for the quarter ended March 31, 2003.

Insert the following immediately below the Average Annual Total Return Table of the International Equity Fund on Page 26 of the Prospectus:

The performance of the Retirement Class of the International Equity Fund was impacted negatively because of a misallocation of income and net capital gains among the classes of the Fund. Had the misallocation not occurred, the average annual total returns of the Retirement Class of this Fund for the One-Year and Since Inception (October 1, 2002) periods in the average annual total returns chart would have been 14.26% and 23.88%, respectively.

A11239 9/06